SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 2, 2007

                                  ----------

                                   LION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          WASHINGTON                     0-25159                91-2094375
(State or other jurisdiction of  (Commission file number)      (IRS employer
        incorporation)                                    identification number)

4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                            98116
(Address of principal executive offices)                          Zip code)

           Registrant's telephone, including area code (206) 577-1440

                                       N/A
          (Former name or former address, if changed since last report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On March 26, 2007, LION accepted the resignation of Randall D. Miles, its Chairman and Chief Executive Officer, effective as of April 1, 2007 (the "Resignation Date"). On March 30, 2007, we filed a Current Report on Form 8-K to report the resignation. A copy of the Company's press release announcing Mr. Miles' resignation and the appointment of Mr. David Stedman as Interim Chief Executive Officer was attached as Exhibit 99.1 to that Current Report.

         On April 2, 2007, LION entered into a Separation Agreement (the "Separation Agreement") with Randall D. Miles. The Separation Agreement reaffirmed that until the Resignation Date, LION would continue to pay Mr. Miles the salary and benefits contemplated under the employment agreement he entered into with the Company on December 11, 2006 ("Employment Agreement"). Under the terms of the Separation Agreement, for a six-month term beginning on April 2, 2007 and ending on September 30, 2007, Mr. Miles will provide certain consulting services to the Company; and during this six-month period LION will provide to Mr. Miles: (i) compensation in an amount equal to Miles' salary under the Employment Agreement (($20,833.33 per month); (ii) to the extent approved by each applicable insurer, all immediately previously LION-paid life insurance premiums for Miles and family members; and (iii) payment toward COBRA premiums in an amount equal to previously paid LION contributions. In addition, LION agreed to purchase a laptop computer for Miles, provided the purchase price does not exceed $2,500.

         The Separation Agreement reaffirms the restrictive covenants contained in the Employment Agreement which prohibit Mr. Miles from (i) soliciting clients and/or employees of the Company for a period of six months after the termination of his employment, and (ii) from disclosing the Company's confidential information. Mr. Miles represented he had returned any property of the Company in his possession. The Company and Mr. Miles mutually agreed not to publish or communicate disparaging remarks about each other. A copy of the Separation Agreement is filed with this report as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (C)  EXHIBITS.

EXHIBIT NO.  DESCRIPTION

-----------  -----------

   10.1      Randall D. Miles Separation Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LION, INC.
                                  (Registrant)


DATE: April 20, 2007              By: /s/ David Stedman
                                      -----------------
                                      David Stedman
                                      Interim Chief Executive Officer